UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 14, 2021
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 14, 2021, Timothy J. O’Keefe notified Otter Tail Corporation (the “Company”) of his intention to retire from the Company’s Board of Directors effective at the conclusion of his current term, which expires at the time of the 2022 Annual Meeting of Shareholders, due to having reached the mandatory retirement age.
On December 14, 2021, the Board of Directors of the Company appointed Dr. Michael E. LeBeau to serve as a member of the Board of Directors, effective January 1, 2022, to fill the vacancy which will be created by the retirement of Mr. O’Keefe. Dr. LeBeau has been appointed to the Compensation and Human Capital Management Committee and the Corporate Governance Committee effective January 1, 2022. There are no arrangements or understandings between Dr. LeBeau and any other persons pursuant to which Dr. LeBeau was selected as a Director. Dr. LeBeau does not have a direct or indirect material interest in any currently proposed transaction to which the Company was, or is to be, a participant, nor has Dr. LeBeau had a direct or indirect material interest in any transactions since the beginning of the Company’s last fiscal year. Dr. LeBeau will be compensated for his service on the Board of Directors consistent with our other non-employee directors. Dr. LeBeau will receive an annual retainer in the amount of $72,000, and upon election to the Board at the 2022 shareholder meeting he will receive an annual grant of restricted stock with an approximate value of $90,000, an additional grant of restricted stock with an approximate value of $10,000 for each standing committee on which he serves, and an additional grant of restricted stock with an approximate value of $27,500 for his partial year of service as a Board and Committee member. Each grant of restricted stock will vest over a period of three years at the rate of 33.3% per year.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release of Otter Tail Corporation dated December 15, 2021
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: December 15, 2021	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer